SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): February 27, 2007
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                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)


         Maryland                    0-30507                     94-3324992
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 (State or other jurisdiction     (Commission                 (IRS Employer
       of incorporation)           File Number)              Identification No.)


               420 Florence Street, Suite 200, Palo Alto, CA   94301
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               (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
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                                       N/A
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          (Former name or former address, if changed since last report)



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Item 7.01  Regulation FD Disclosure.

On February 27, 2007, the registrant made available to its shareholders a copy of the slide presentation by the Company's management at its annual meeting on that date. A copy of this presentation is attached as Exhibit 20.1.

The exhibit attached to this report contains forward-looking statements. All statements other than statements of historical fact may be forward-looking statements. These include statements regarding the registrant's future financial results, operating results, business strategies, projected costs and capital expenditures, products, competitive positions, and plans and objectives of management for future operations. Forward-looking statements may be identified by the use of words such as "may," "will," "should," "expect," "plan," anticipate," "believe," "estimate," "predict," "intend," "seek," "target," and continue," or the negative of these terms, and include the assumptions that underlie such statements. The registrant's actual results could differ materially from those expressed or implied in these forward-looking statements as a result of various risks and uncertainties, including those set forth in the registrant's most recent annual report on Form 10-KSB in the section entitled "Item 7." All forward-looking statements in the exhibits attached to this report are based on information available to the registrant as of the date hereof and the registrant assumes no obligation to update any such statements.

Item 9.01.  Financial Statements and Exhibits

Exhibit 20.1     2007 Annual Shareholder Meeting slide presentation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 27, 2007                  BellaVista Capital, Inc.



                                            /s/ MICHAEL RIDER
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                                            Michael Rider, President